9
     SELLING STOCKHOLDER NOTICE, QUESTIONNAIRE AND COVENANTS

TO:       Prospective Selling Stockholders
          Synthetic Blood International, Inc.

FROM:     Robert Nicora, President
          Synthetic Blood International, Inc.

DATE:
_________________________________________________________________

     You are hereby notified that Synthetic Blood International, Inc.. (the "Company") intends to file a registration statement on Form S-1 at the beginning of ______________________ 2001 to register under the Securities Act of 1933 the shares of certain selling stockholders. You are entitled to include certain shares that you own or have the right to acquire in the registration statement. In order to exercise the right to include the shares in the registration statement, you must complete and return this form no later than ____________________.

     The information requested in the questionnaire is for your protection and that of the Company. The information supplied in response to the questionnaire portion of this form will be used to assure that certain of the information to be included in the registration statement will be correct. Accordingly, great care should be exercised in the completion of this form. You will be furnished with a copy of the registration statement for your review prior to its filling with the SEC. It is very important that an answer be given for each question; please type or print your answers. If the answer to any question is "No," "None" or "Not Applicable," please so indicate.

     Please complete this form and return it as soon as possible to:

          Mr. Robert Nicora, President
          Synthetic Blood International, Inc.
          3189 Airway Avenue,  Bldg. C
          Costa Mesa,  CA  92626

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     1.   Please carefully set forth below the exact name, social
security number (passport number and country if not a US citizen) and residence address of the beneficial holder of the securities with respect to which the Common Stock is to be registered. The name will appear as such in the Registration Statement.


_________________________________________________
Name

_________________________________________________
Social Security or Tax ID Number or Passport Number

_________________________________________________
Street

_________________________________________________
City, Street, Zip

Address for correspondence, if different from above

_________________________________________________
Street

_________________________________________________
City, Street, Zip

     2. Please set forth below all positions and offices which the beneficial holder, or any of its "affiliates" or "associates",1 or any other person designated by the beneficial holder have held within the last three years with the Company, or any of the Company's predecessors, "affiliates" or "associates."



     3. (a) Is the beneficial holder a member firm2 of the National Association of Securities Dealers (the "NASD")?

                       (   ) No (   ) Yes
---------------------------
(1) An "affiliate: includes an officer, director or principal (5% or greater) shareholder of a corporation or other entity and any corporation or other entity controlling, controlled by or under common control with such corporation or other entity. A holder of ten percent or more of the outstanding voting securities of an entity is presumed to control such entity, but in appropriate circumstances a holder of a smaller percentage may nonetheless be found to exercise control.
Control means having the power to direct or cause the direction of the management or policies of an entity.

An "associate" includes any partner, officer, director, or any person directly or indirectly controlling, or controlled by, a corporation or other entity.

(2) Article I of the NASD's Bylaws define the term "member" to mean any broker or dealer admitted to membership in the NASD.

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     (b)  Is the beneficial holder a direct or indirect
"affiliate" or "associate" of a member firm of the NASD?3

                       (   ) No (   ) Yes


     If your answer is yes:

          (i) Please set forth below the names of all associated of affiliated NASD member firms, the number of shares of equity securities or the face value of debt securities owned by the Beneficial Holder, the date such securities were acquired, the price paid for such securities and the nature of such affiliation or association:

          (ii) Please indicate whether these NASD member firms undertake not to "participate" (as defined for purposes of Article III, Section 1 of the NASD's Rules of Fair Practice) in the offering of the Common Stock ?

          (  )      Such member firms undertake not to
     participate

          (  ) Such member firms may participate.

Please be advised that in the event such member firms do not undertake not to "participate," such member firms will be required to file with the NASD and obtain clearance prior to the inclusion of the Common Stock to be registered in the Registration Statement.

     (c) Please provide the details regarding the acquisition of any of the Company's unregistered securities, other than the Common Stock and Warrants, by you or associated or affiliated NASD member firms, including the date of acquisition. the amount acquired and the consideration paid or services rendered.



     (d) Please set forth below the number of shares of capital stock or other types of securities of any NASD member (other than securities purchased in the open market) owned by the beneficial bolder and the name of such NASD member.



     (e) Please indicate whether there is any other pertinent information which should be included in the Registration Statement
----------------------
(3) A "person associated with a member firm" means every sole proprietor, partner, officer, director, or branch manager of any member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly contolling or controlled by such member (for example, any employee), whether or not such person is registered or exempt from registration with the NASD.

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     (f)  Please set forth below the details regarding any
subordinated loans made to any NASD member by the beneficial holder of any of the Common Stock to be registered or the Warrants covering Common Stock, including the name of the borrower, the principal amount of the loan, the date the loan was made and whether such loan will be repaid with proceeds from the sale of such Common Stock.



     4. Please indicate, by checking yes or no in each box below, whether the selling beneficial holder or any of its affiliates or associates has had a material relationship with, or been involved in a material transaction4 with the Company or any of the Company's affiliates or associates, within the last three years.

Yes(  )  No(  )  Between the selling beneficial holder and the
                 Company?

Yes(  )  No (  ) Between any affiliates or associate of the
                 selling beneficial holder and the Company?

Yes(  )  No (  ) Between the selling beneficial holder and any affiliate or associate of the Company?

Yes(  )  No (  ) Between any affiliate or associate of the
                 selling beneficial holder and any affiliate or associate of the Company?

If the answer to any of the above questions is "Yes"` please provide details of the referenced material relationship or material transaction:

     5. Please set forth below the number of shares of Common Stock which the beneficial holder owns, directly or indirectly, and may acquire through the exercise of warrants or stock options or through the conversion of convertible debentures (whether or not presently exercisable or convertible):



     6. (a) If you currently own the shares of Common Stock to be included in the Registration Statement, please specify the number of shares you are electing to include, the number of shares not to be included, and the numbers of the stock certificates representing the shares to be included.

               Shares to be included _________________________
               Shares not to be included______________________
               Certificate numbers____________________________
---------------------------
(4) The term "transaction" is to be understood in its broadest sense and includes the purchase, sale or lease of assets by or to the Company or any of its subsidiaries, the rendering of service to the Company or any of its subsidiaries, and borrowing or lending from or to the Company, or any of its subsidiaries.

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     7.   Please describe the manner in which you intend to sell
your shares of Common Stock. If you intend to use or engage a broker-dealer to offer or reoffer the shares of Common Stock, please identify the name and address of the broker-dealer and provide on a separate sheet a detailed description of the terms and conditions under which broker-dealer will offer your shares.






     8. The Company shall pay all expenses incident to registration including, without limitation: (i) all registration and filing fees, (ii) the fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Common Stock), (iii) all printing, messenger and delivery expenses, (iv) the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) the fees and expenses incurred in connection with the listing or quotation, as appropriate, of the Common Stock, (vi) the fees and disbursements of counsel for the Company and the fees and expenses for independent certified public accountants retained by the Company (including the expenses of any special audit or cold comfort letters), and (vii) the fees and expenses of any special experts retained by the Company in connection with such registration.
The Company shall have no obligation to pay any underwriting fees, discounts or commissions attributable to the sale of your Common Stock and any of the expenses incurred by you that are not payable by the Company. The Company has no obligation to pay the expenses of any counsel retained by you, except to the extent it has previously agreed to do so in writing.

     9. (a) The Company undertakes to indemnify and hold harmless, to the fullest extent permitted by law, each person who includes shares of Common Stock in the Registration Statement (a "Selling Holder"), its partners, officers, directors, employees, advisors and agents, and each person, if any, who controls such Selling Holder within the meaning of Section 15 of the Securities Act of 1933 or Section 20 of the Securities Exchange Act of 1934, together with the partners, officers, directors, employees and agents of such controlling person (collectively, the "Controlling Persons"), from and against any loss, claim, damage, liability, attorneys' fees, cost or expense and costs and expenses of investigating and defending any such claim (collectively, the "Damages") and any action in respect thereof to which such Selling Holder, its partners, officers, directors, employees, advisors and agents, and any such Controlling Person may become subject under the Securities Act of 1933, the Securities Exchange Act of 1934 or otherwise, insofar as such Damages (or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus or any preliminary prospectus, or arise out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based upon information furnished in writing to the Company by a Selling Holder expressly for use therein, and shall reimburse each Selling Holder, its partners, officers, directors, employees, advisors and agents, and each such Controlling Person for any legal and other expenses reasonably incurred by that Selling Holder, its partners, officers, directors, employees, advisors and agents, or any such Controlling Person in investigating or defending or preparing to defend against any such Damages or proceedings; provided, however, that the Company shall not be liable to any Selling Holder or other indemnitee to the extent that any such Damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) such Selling Holder failed to send or deliver a copy of the final prospectus with or prior to the delivery of written confirmation of the sale by such Selling Holder to the person asserting the claim from which such Damages arise in any case where such delivery of the prospectus (as amended or supplemented) is required by the Securities Act of 1933, and (ii) the final prospectus would have corrected such untrue statement or such omission, where such failure to deliver the prospectus was not a result of any failure by the Company to notify each Selling Holder promptly (and in any event within 24 hours) and (if requested by any such person) confirm such notice in writing, (A) when a prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (B) of any request by the Securities and Exchange Commission or any other federal or state governmental authority for amendments or supplements to a registration statement or prospectus or for additional information to be included in any registration statement or prospectus or otherwise, (C) of the issuance by the Securities and Exchange Commission of any stop order suspending the effectiveness of a registration statement or the initiation or threatening of any proceedings for that purpose, (D) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the registered Common Stock under state securities or "blue sky" laws or the initiation of any proceedings for that purpose, and (E) of the happening of any event which makes any statement made in a registration statement or related prospectus or any document incorporated or deemed to be incorporated by reference therein untrue or which requires the making of any changes in such registration statement, prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements in the registration statement and prospectus not misleading in light of the circumstances in which they were made. The Company also agrees to indemnify any underwriters of the Common Stock offered by the Selling Holders, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Selling Holders provided in this Section 9(a).

     (b) Each Selling Holder agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors, employees, advisors and agents and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act of 1933 or Section 20 of the Securities Exchange Act of 1934, together with the partners, officers, directors, employees, advisors and agents of such controlling person, to the same extent as the foregoing indemnity from the Company to such Selling Holder, but only with reference to information related to such Selling Holder, or its plan of distribution, furnished in writing by such Selling Holder expressly for use in any registration statement or prospectus, or any amendment or supplement thereto, or any preliminary prospectus; provided, however, that such Selling Holder shall not be liable in any such case to the extent that prior to the filing of any such registration statement or prospectus or amendment or supplement thereto, such Selling Holder has furnished in writing to the Company information expressly for use in such registration statement or prospectus or any amendment or supplement thereto which corrected or made not misleading information previously furnished to the Company. In no event shall the liability of any Selling Holder be greater in amount than the dollar amount of the proceeds received by such Selling Holder upon the sale of its Common Stock giving rise to such indemnification obligation. In case any action or proceeding shall be brought against the Company or its officers, directors, employees, advisors or agents or any such controlling person or its officers, directors, employees or agents, in respect of which indemnity may be sought against such Selling Holder, such Selling Holder shall have the rights and duties given to the Company, and the Company or its officers, directors, employees or agents, or such controlling person, or its officers, directors, employees, advisors or agents, shall have the rights and duties given to such Selling Holder, by the preceding paragraph.

     (c) Promptly after receipt by any person in respect of which indemnity may be sought pursuant to Section 9(a) or (b) (an "Indemnified Party") of notice of any claim or the commencement of any action, the Indemnified Party shall, if a claim in respect thereof is to be made against the person against whom such indemnity may be sought (an "Indemnifying Party"), notify the Indemnifying Party in writing of the claim or the commencement of such action; provided that the failure to notify the Indemnifying Party shall not relieve it from any liability which it may have to an Indemnified Party otherwise than under Section 9(a) or (b) except to the extent of any actual prejudice resulting therefrom. If any such claim or action shall be brought against an Indemnified Party, and it shall notify the Indemnifying Party thereof, the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified Indemnifying Party, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided that the Indemnified Party shall have the right to employ separate counsel to represent the Indemnified Party and its controlling Persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, but the fees and expenses of such counsel shall be for the account of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) in the opinion of counsel to such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest between them, it being understood, however, that the Indemnifying Party shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all Indemnified Parties. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding. Whether or not the defense of any claim or action is assumed by the Indemnifying

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Party, such Indemnifying Party will not be subject
to any liability for any settlement made without its consent, which consent will not be unreasonably withheld.

     (d) If the indemnification provided for in this Section 9 is unavailable to the Indemnified Parties in respect of any Damages referred to herein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Damages in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Selling Holders on the other from the offering of the Common Stock, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company on the one hand and the Selling Holders on the other in connection with the statements or omissions which resulted in such Damages, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the Damages referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(d), no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Common Stock of such Selling Holder was offered to the public exceeds the amount of any damages which such Selling Holder has otherwise paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act of 1933) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Each Selling Holder's obligations to contribute pursuant to this Section 9(d) is several in the proportion that the proceeds of the offering received by such Selling Holder bears to the total proceeds of the offering received by all the Selling Holders and not joint.

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Signature

     I understand that this information is furnished to the Company for use in connection with the preparation of the registration statement. I hereby represent and warrant to the Company that the information set forth above is complete and accurate to the best of my knowledge and belief and that I am delivering this form to the Company for use in any registration statement or prospectus or any amendment or supplement thereto or any preliminary prospectus in connection with the preparation of a registration statement on Form S-1 under the Securities Act of 1933. I am aware that the Company, the SEC and recipients of the prospectus will be relying on the accuracy and completeness of the information provided herein and consent to the use of the information provided herein for the purposes stated above. I will promptly notify the Company of any changes in such information that may occur subsequent hereto.

     I understand that I will be responsible for all commissions, transfer taxes, and other expenses associated with any sale of Common Stock held by me. I further agree to be bound by the indemnification provisions set forth in Section 9, above.

     I understand and agree that this form, as completed by me, and my further communications regarding the matters contemplated herein, will be relied upon by the Company and its counsel in connection with the preparation of the registration statement.

     I understand that material misstatements or the omission of material facts in the registration statement may give rise to civil and criminal liabilities to the Company, to each officer and director of the Company signing the registration statement and to other persons signing such document. I will notify the Company of any such misstatement of material fact in the registration statement or any amendment thereto, and of the omission of any material fact necessary to make the statements contained therein not misleading, as soon as practicable after a copy of the registration statement or any such amendment thereto has been provided to me.

     I confirm that the foregoing statements are correct, to the best of my knowledge and belief.


______________________________________
Name of Beneficial Holder


By: __________________________________
       Signature

Title: _________________________________

Date: _________________________________

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